UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report January 18, 2007
(Date of earliest event reported):

AMERICAN HEALTHCHOICE, INC.
(Exact name of registrant as specified in its charter)
New York	000-26740	11-2931252
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

7350 Hawk Road
Flower Mound, Texas	75022
(Address of principal executive offices)	(Zip Code)

(972) 538-0122
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions :
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

ITEM 8.01.    OTHER EVENTS

On January 18, 2007, the Registrant announced that it had postponed filing its Form 10-KSB Annual Report for the fiscal year ended September 30, 2006 with the Securities & Exchange Commission. A copy is attached, as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
AMERICAN HEALTHCHOICE, INC.
(Registrant)

By: /s/ John C. Stuecheli
---------------------------------
John C. Stuecheli
Chief Financial Officer
(Principal Financial and Accounting Officer)

Date: January 23, 2006